                                                                    EXHIBIT 4.01


COMMON STOCK                       [PHOTO GOES HERE]           COMMON STOCK


[GRAPHIC GOES HERE]                                          [GRAPHIC GOES HERE]

 HSI


INCORPORATED UNDER THE LAWS                    THIS CERTIFICATE IS TRANSFERABLE
  OF THE STATE OF DELAWARE                       IN THE CITY OF NEW YORK, NY
                                             RIDGEFIELD PARK, NJ OR ST. LOUIS MO


                                                        CUSIP 422819 10 2


                             HEIDRICK & STRUGGLES                SEE REVERSE
                              INTERNATIONAL, INC.                FOR CERTAIN
                                                                 DEFINITIONS





THIS CERTIFIES THAT




IS THE OWNER OF

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      FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH
                            OF THE COMMON STOCK OF


                             CERTIFICATE OF STOCK

[LOGO] HSI    Heidrick & Struggles International, Inc. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon the surrender of this Certificate properly endorsed.


                  The Corporation will furnish without charge to each
              stockholder who so requests, the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.


                  In Witness Whereof, the said Corporation has caused this
              Certificate to be facsimile signed by its duly authorized officers and to be facsimile sealed with the Seal of the Corporation.

              Dated:


                                    [SEAL]

         /s/ Richard D. Nelson             /s/ Patrick S. Pittard
         --------------------------        -------------------------------------
         Secretary                         President and Chief Executive Officer


COUNTERSIGNED AND REGISTERED:
            ChaseMellon Shareholder Services, L.L.C
                                        TRANSFER AGENT
                                         AND REGISTRAR


                                AUTHORIZED SIGNATURE

                          AMERICAN BANK NOTE COMPANY


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                   HEIDRICK & STRUGGLES INTERNATIONAL, INC.

        The Corporation will furnish with charge to each stockholder who so requests a copy of the provisions setting forth the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and or rights.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common                                    UNIF GIFT MIN ACT-_______________ Custodian______________
        TEN ENT - as tenants by the entireties                                                  (Cust)                 (Minor)
        JT TEN  - as joint tenants with rights of                                           under Uniform Gifts to Minors
                  survivorship and not as tenants                                           Act___________
                  in common                                                                     (State)

    Additional abbreviations may also be used though not in the above list.







For value received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------- shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________



                            ----------------------------------------------------
                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                            WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



                            ---------------------------------------------------
   SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                            GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.